                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------

                               MBS NEW TRANSACTION

                              COLLATERAL TERM SHEET

                                ----------------

                               PRE-MARKETING TODAY

                              THURSDAY, MAY 7, 1998

                                ----------------

                          $380,000,000 (APPROXIMATELY)

                  UNION PLANTERS MORTGAGE FINANCE CORP. 1998-1

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                          $380,000,000 (APPROXIMATELY)

                     UNION PLANTERS MORTGAGE FINANCE CORP.,
                Mortgage Pass-Through Certificates, Series 1998-1

                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
                                                                                       PAYMENT                 PRICE
                                         EXPECTED RATINGS   AVERAGE LIFE               WINDOW                  TALK
CLASS    CLASS SIZE         COUPON        (MOODY'S/D&P)      TO MATURITY             TO MATURITY               (BPS)
------------------------------------------------------------------------------------------------------------------------
A-1      198,539,000        6.45%            Aaa/AAA          2.5 years       6/98 to 11/03 (66 months)
------------------------------------------------------------------------------------------------------------------------
A-2       19,856,000        6.55%            Aaa/AAA          5.9 years       11/03 to 9/04 (11 months)
------------------------------------------------------------------------------------------------------------------------
A-3       66,176,000        6.70%            Aaa/AAA          7.9 years        9/04 to 2/08 (42 months)
------------------------------------------------------------------------------------------------------------------------
A-4       66,404,000        6.85%            Aaa/AAA         12.25 years      2/08 to 10/13 (69 months)
------------------------------------------------------------------------------------------------------------------------
A-5       18,631,000        6.85%            Aaa/AAA         16.95 years      10/13 to 9/17 (48 months)
------------------------------------------------------------------------------------------------------------------------
1-IO     380,056,861         WAC             Aaa/AAA         6.00 years
------------------------------------------------------------------------------------------------------------------------

DEPOSITOR:                 Union Planters Mortgage Finance Corp.
MASTER SERVICER:           Union Planters Bank, NA
TRUSTEE:                   The Bank of New York
MANAGERS:                  MORGAN STANLEY DEAN WITTER (SOLE MANAGER)
DAY COUNT BASIS:           30/360
EXPECTED PRICING DATE:     May 12, 1998
EXPECTED SETTLEMENT:       May 28, 1998
FORMS OF CERTIFICATES:     Classes A-1 through A-5 and Class 1-IO will settle
                           through DTC
DISTRIBUTION DATES:        The 25th of each month, beginning June 25, 1998
PRICING SPEED:             10% CPR
OPTIONAL CALL:             5% clean-up call (5% of pool balance)
TAX STATUS:                REMIC
ERISA ELIGIBILITY:         Class A-1 through A-5 and Class 1-IO are ERISA
                           eligible
SMMEA ELIGIBILITY:         Class A-1 through A-5 and Class 1-IO are SMMEA
                           eligible
FHA INSURANCE:             FHA loans are insured by HUD for 100% of the
                           principal balance and interest at the applicable
                           debenture rate less the first 60 days of interest.
                           Additionally, the FHA will cover 2/3 of all approved
                           foreclosure costs relating to the acquisition of the
                           property
VA GUARANTEE:              VA loans are guaranteed for 100% of interest and 25%
                           to 50% of the principal (determined at the time of loan origination based on the lesser of a percentage of original loan amount or the eligible indebtedness). Generally the VA will cover some liquidation expenses.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT

-        Class A-1 through A-5 Credit Enhancement:

         1. Subordination totaling 2.75% of the original pool balance.

                                CREDIT STRUCTURE

-        Cashflow priority for Union Planters Mortgage Finance Corp., Series
         1998-1

         Distributions will be made on each distribution date from available funds in the following order of priority:

         1.       To pay a servicing fee of 100 bps,

         2.       To pay a trustee fee of 1.2 bps,

         3.       To interest pro rata on each class of senior certificates,

         4. To principal of the classes of senior certificates then entitled to receive distributions of principal,

         5.       To interest on each class of subordinated certificates,

         6. To principal of the classes of subordinated certificates then entitled to receive distributions of principal.

-        Distribution of Principal:

         Principal will be allocated among the classes as follows:

         1. During the first 60 months, scheduled and unscheduled principal allocable to classes A1, A2, A3, A4 and A5 will be paid sequentially starting with A1 until it is fully paid down, next to A2 until it is fully paid down, next to A3 until it is fully paid down, next to A4 until it is fully paid down, and then to A5.

         2. All subordinated classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages and beginning in month 61 a scheduled amount of prepayments.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                       UPMFC 1998-1 COLLATERAL DESCRIPTION

COLLATERAL: The Trust Fund will consist of fixed rate FHA insured and VA guaranteed Mortgage Loans secured by first liens on one- to four-family residential properties. As of May 1, 1998 (the "Cut-off Date"), the pool totaled approximately $380,056,861.


                                                                         TOTAL COLLATERAL POOL*
                                                                         ----------------------
AGGREGATE BALANCE:                                                            $380,056,861

NUMBER OF LOANS:                                                                 8,703

AVERAGE OUTSTANDING BALANCE:                                                    $43,670

AVERAGE ORIGINAL BALANCE:                                                       $52,518

WEIGHTED AVERAGE GROSS COUPON:                                                   9.877%

LOAN TYPE:                                                      69.48% FHA Insured, 30.52% VA Guaranteed

PRODUCT TYPE:                                                               100% Fixed Rate

WEIGHTED AVERAGE ORIGINAL TERM:                                                356 Months

WEIGHTED AVERAGE REMAINING TERM:                                               218 Months

WEIGHTED AVERAGE SEASONING:                                                    138 Months

LIEN POSITION:                                                               100% 1st Lien

ORIGINAL LOAN TO VALUE RATIO**:                                                  96.69%

CURRENT AMORTIZED LOAN TO VALUE                                                  85.00%

RATIO***:

PROPERTY TYPE****:                                           94.88% Single Family, 3.21% Condo, 1.91% Other

OWNER OCCUPANCY:                           90.65% Owner Occupied, 7.55% Non-Owner Occupied, 1.24% Not Available, 0.56% Other

GEOGRAPHIC DISTRIBUTION (> 3%):                 TX 23.24%, CA 13.81%, FL 10.86%, AZ 4.99%, GA 3.87%, NY 3.79%, TN 3.03%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.
** Based on original balance. 40.53% not available, percentages are based on known population.
*** 40.53% not available, percentages are based on known population.
**** 54.80% not available, percentages are based on known population.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                         FHA INSURANCE AND VA GUARANTEES

FHA INSURANCE

Purpose - To provide mortgage insurance for a person to purchase or refinance a principal residence. The mortgage loan is funded by a lending institution, such as a mortgage company, bank, savings and loan association and the mortgage is insured by HUD.

Loan Balance Limits - Generally, unless the property is located in a high cost area, the current maximum mortgage limit for single family FHA insured loans is $86,317. High cost area limits are equal to 95% of the area median house price. The high cost limits are subject to a ceiling based on 75% of the Freddie Mac Loan limits. The current FHA single family ceiling is $170,362. Section 214 of the National Housing Act provides that the mortgage limit for Alaska, Guam, Hawaii, and the Virgin Islands may be adjusted up to 150% of the aforementioned ceiling.

Loans guaranteed under the FHA program are insured by the Department of Housing and Urban Development (HUD). HUD will guarantee 100% of the principal value of the insured loan in addition to a debenture rate of interest on the outstanding principal balance. All forgone interest beyond the last payment date will be reimbursed through the date of liquidation less a period of 60 days.

FHA will pay 2/3 of all foreclosure costs (attorney, foreclosure, etc.) in connection with acquiring title, bankruptcy proceedings, and title transfers. All costs relating to eviction, assignments and other possessory costs are covered by FHA.



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------

                         FHA INSURANCE AND VA GUARANTEES

                                   (Continued)

VA LOAN PROGRAM GUARANTY

Purpose - The purpose of the Veterans Loan Guaranty Program is to allow veterans to obtain home loans with favorable loan terms, usually without a downpayment.

The VA will cover 100% of the interest up to the cutoff date and principal as follows:

           LOAN AMOUNT                      GUARANTY PERCENT                    MAXIMUM AMOUNT
           -----------                      ----------------                    --------------
          Up to $45,000                           50%                              $22,500
        $45,001 - $56,250                       40 - 50%                           $22,500
        $56,251 - 144,000                         40%                              $36,000
        $144,001 or more                          25%                              $50,750

When the net value of the property is less than the unguaranteed portion of the loan, VA will not specify an amount for the holder to credit to the indebtedness on account of the sale and will not accept conveyance of the property (called a VA no-bid). In these cases the Master Servicer may suffer a loss on the portion that is not guaranteed, and will retain title to the property. However, the servicer may elect to consider a debt reduction in cases where the VA does not specify a foreclosure bid. The servicer must agree to forgive the portion of the indebtedness that exceeds the maximum guarantee liability plus the net value of the subject property. The VA will then issue or specify foreclosure bidding instructions and agree to accept conveyance upon completion of the foreclosure sale.

Generally, the VA will cover some liquidation expenses.



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]                         MAY 7, 1998
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                                    CONTACTS

         MORTGAGE FINANCE GROUP                                MBS CAPITAL MARKETS
         ----------------------                                -------------------
                                    Phone                                                 Phone
                                    -----                                                 -----
NY:      Sanjeev Khanna             761-2132          NY:      Dennis Scurletis           761-2248
         Steve Shapiro              761-2146                   Rei Rothberg               761-1978
         Steve Katz                 761-2134                   Mike Edman                 761-1984
         Michael Childress          761-2934                   Alex Gaffan                761-1995

         MORTGAGE BACKED TRADING                               MBS RESEARCH GROUP
         -----------------------                               ------------------
                                    Phone                                                 Phone
                                    -----                                                 -----
NY:      David Warren               761-1400          NY:      Steve Abrahams             761-1440
         John Hanlon                761-2090                   Paul Check                 761-1456
         Larry Rosati               761-2086
         Brett Kalesky              761-1300



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
CURRENT BALANCE        LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000             5,413  158,024,439    10.102   41.58    81.15     96.48     162           187        191      353         353
50,001 - 100,000       3,172  208,526,742     9.744   54.87    86.91     96.90     123           232        235      359         359
100,001 - 150,000        115   13,023,635     9.326    3.43    88.88     95.54      95           263        265      360         360
150,001 - 200,000          3      482,046     8.649    0.13    93.20     95.74      59           301        301      360         360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218      356         356
------------------------------------------------------------------------------------------------------------------------------------
Min: 1,146.00
Max: 172,845.54
Average: 43,669.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
ORIGINAL BALANCE       LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000             4,422  115,057,147    10.141   30.27    81.48     96.50     165           186        189       354        354
50,001 - 100,000       4,029  238,943,513     9.784   62.87    85.93     96.85     129           225        228       357        357
100,001 - 150,000        247   25,290,369     9.591    6.65    87.49     95.89     109           245        249       358        358
150,001 - 200,000          5      765,833     8.686    0.20    94.16     98.09      65           294        295       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Min: 7,350.00
Max: 181,383.00
Average: 52,518.36
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
LOAN TYPE              LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
FHA                    5,891  264,071,462     9.881   69.48    85.75     96.43     130           223        226       356        356
VA                     2,812  115,985,399     9.867   30.52    82.94     97.41     158           196        199       357        357
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 1 of 6

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
CURRENT COUPON         LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            310   11,916,615     8.000    3.14    82.83     95.49     124           230        232       355        355
8.001 - 8.500          1,325   44,264,588     8.498   11.65    82.03     96.20     152           201        204       355        355
8.501 - 9.000          1,087   49,867,499     8.984   13.12    85.55     96.65     124           230        233       356        356
9.001 - 9.500          1,960   95,724,406     9.499   25.19    84.41     96.48     135           218        222       357        357
9.501 - 10.000         1,469   70,831,470     9.995   18.64    86.94     97.49     130           223        226       356        356
10.001 - 10.500          977   47,125,746    10.499   12.40    86.80     96.73     131           223        227       358        358
10.501 - 11.000          302   14,090,997    10.995    3.71    86.77     96.86     126           225        229       355        355
11.001 - 11.500          416   16,982,633    11.499    4.47    81.14     95.98     171           181        185       356        356
11.501 - 12.000          277   10,114,439    11.996    2.66    81.08     95.63     180           172        176       356        356
12.001 - 12.500          221    8,260,155    12.493    2.17    85.69     97.50     168           184        189       357        357
12.501 - 13.000          180    5,736,293    12.979    1.51    84.81     98.30     180           166        175       355        355
13.001 - 13.500           72    2,330,782    13.486    0.61    81.68     94.55     183           162        167       350        350
13.501 - 14.000           53    1,441,878    13.992    0.38    87.06     98.79     178           167        172       350        350
14.001 - 14.500            2       69,331    14.500    0.02     0.00      0.00     175           184        185       360        360
14.501 - 15.000            7      165,245    14.960    0.04     0.00      0.00     182           159        163       345        345
15.001 - 15.500           36      871,398    15.500    0.23    76.12     89.93     195           143        154       349        349
16.001 - 16.500            5      157,812    16.500    0.04    89.41    100.00     197           147        152       349        349
17.001 - 17.500            4      105,577    17.500    0.03     0.00      0.00     198           140        145       343        343
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Min: 8.00
Max: 17.50
WAC: 9.88
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
ORIGINAL TERM          LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                203    4,418,670     9.614    1.16    47.62     91.84     108            72         73       180        180
181 - 240                 66    1,481,040    10.592    0.39    61.12     95.91     132           106        107       240        240
241 - 300                309    7,274,741    10.292    1.91    74.91     95.07     166           132        134       300        300
301 - 360              8,125  366,882,410     9.869   96.53    85.57     96.76     138           218        222       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Min: 180
Max: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 2 of 6

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
STATED REMAINING    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
TERM                   LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
1 - 24                    37      214,259    11.854    0.06    24.33    100.00     189            18         18       208        208
25 - 48                  189    1,990,647     9.564    0.52    31.42     90.64     188            37         38       226        226
49 - 72                  186    2,679,269     9.512    0.70    42.10     92.16     203            59         61       265        265
73 - 96                  300    4,768,290     9.513    1.25    54.87     98.85     239            85         87       327        327
97 - 120                 839   16,001,227     8.634    4.21    58.10     96.20     232           108        110       342        342
121 - 144                859   23,436,068    10.113    6.17    68.21     97.47     223           129        132       355        355
145 - 168                252    9,591,485    11.508    2.52    75.65     95.47     181           152        156       338        338
169 - 192                562   22,554,724    12.104    5.93    81.04     94.94     175           176        182       357        357
193 - 216                802   40,320,048    10.649   10.61    84.41     96.46     149           207        211       360        360
217 - 240              2,763  148,907,511     9.505   39.18    84.19     96.27     134           222        226       360        360
241 - 264                965   51,114,729    10.159   13.45    89.63     97.63     110           247        250       360        360
265 - 288                567   33,021,445     9.606    8.69    91.90     97.83      83           274        277       360        360
289 - 312                309   20,342,966     8.637    5.35    91.96     96.79      64           294        296       360        360
313 - 336                 70    4,937,763     9.020    1.30    93.49     96.20      42           316        318       360        360
337 - 360                  3      176,429     8.467    0.05    96.68     97.92      19           341        341       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Min: 4
Max: 344
Weighted Average: 218
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
SEASONING              LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
1 - 24                     3      176,429     8.467    0.05    96.68     97.92      19           341        341       360        360
25 - 48                   78    5,377,526     9.000    1.41    93.33     96.34      42           307        309       352        352
49 - 72                  356   22,798,918     8.688    6.00    91.24     96.44      65           286        288       353        353
73 - 96                  584   33,417,987     9.632    8.79    91.58     97.94      84           268        271       355        355
97 - 120               1,051   54,132,766    10.155   14.24    89.17     97.57     110           243        247       357        357
121 - 144              2,974  156,963,454     9.509   41.30    83.36     96.14     135           218        222       356        356
145 - 168                796   37,252,508    10.884    9.80    83.81     96.47     151           202        206       357        357
169 - 192                563   21,205,432    12.224    5.58    80.23     94.79     179           173        178       357        357
193 - 216                217    6,706,844    12.546    1.76    75.79     96.71     210           141        146       356        356
217 - 240                907   23,754,469     9.990    6.25    67.21     97.67     228           126        129       357        357
241 - 264                844   14,493,664     8.437    3.81    54.98     96.94     251           104        106       357        357
265 - 288                238    3,143,581     8.868    0.83    49.48     98.86     273            82         84       356        356
289 - 312                 43      422,392     8.493    0.11    39.19    100.00     293            64         66       359        359
313 - 336                 49      210,890     8.773    0.06    32.06    100.00     329            30         32       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Min: 16
Max: 333
Weighted Average: 138
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 3 of 6

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
CURRENT LTV            LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
=< 0.00                4,188  154,045,456    10.078   40.53     0.00      0.00     156           195        199       355        355
0.01 - 70.00             714   19,409,196     9.565    5.11    57.67     85.22     178           146        157       335        335
70.01 - 75.00            214    9,567,439     9.809    2.52    72.60     87.98     153           196        204       357        357
75.01 - 80.00            355   18,272,836     9.779    4.81    77.69     89.97     139           214        218       357        357
80.01 - 85.00            529   28,539,363     9.808    7.51    82.96     95.07     136           217        223       359        359
85.01 - 90.00          1,322   73,153,474     9.697   19.25    87.65     99.28     133           225        227       360        360
90.01 - 95.00          1,071   59,504,814     9.901   15.66    92.61    100.16     103           255        257       360        360
95.01 - 100.00           310   17,564,283     9.382    4.62    96.09    101.17      74           285        286       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Min: 20.27
Max: 99.34
Non-Zero Wtd Average: 85.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
ORIGINAL LTV           LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
=< 0.00                4,188  154,045,456    10.078   40.53     0.00      0.00     156           195        199       355        355
0.01 - 70.00              85    3,616,598     9.757    0.95    48.77     57.20     128           216        222       351        351
70.01 - 75.00             38    1,550,707     9.804    0.41    63.20     73.00     129           219        224       353        353
75.01 - 80.00             72    3,447,267     9.620    0.91    67.69     78.18     117           223        229       346        346
80.01 - 85.00            121    6,051,863     9.681    1.59    72.07     83.00     130           220        225       355        355
85.01 - 90.00            296   15,943,431     9.667    4.20    76.71     88.04     131           222        226       357        357
90.01 - 95.00            423   22,209,108     9.651    5.84    81.35     92.79     127           227        230       357        357
95.01 - 100.00         1,947   92,866,317     9.839   24.43    85.56     98.71     133           221        224       357        357
100.01 - 102.00        1,157   64,341,993     9.620   16.93    90.42    100.78     116           239        242       358        358
102.01 - 104.00          376   15,984,121     9.887    4.21    92.24    102.92     119           235        240       359        359
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Min: 22.74
Max: 103.99
Non-Zero Wtd Average: 96.69
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
MONTHS DELINQUENT      LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
=< 0                   7,295  325,402,081     9.871   85.62    85.16     96.74     137           215        219       356        356
1 - 1                  1,408   54,654,781     9.915   14.38    84.02     96.37     144           209        212       356        356
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
PRODUCT TYPE           LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year        8,500  375,638,191     9.880   98.84    85.41     96.74     139           216        220       358        358
Fixed - 15 Year          203    4,418,670     9.614    1.16    47.62     91.84     108            72         73       180        180
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 4 of 6

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
LIEN POSITION          LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
1st Lien               8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
PROPERTY TYPE          LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
Unknown                4,829  208,262,227     9.986   54.80    83.41     96.50     144           209        213       357        357
Single Family
 Detached              3,707  162,992,769     9.756   42.89    87.25     97.00     133           220        223       356        356
Condo                    112    5,513,423     9.635    1.45    87.93     96.83     112           239        243       356        356
Townhouse                 33    1,914,608     9.551    0.50    89.09     96.42     100           249        251       350        350
2-4 Family                20    1,188,970     9.374    0.31    87.01     94.19      92           261        264       356        356
Prefabricated              2      184,865     8.500    0.05    95.79    100.81      59           295        301       360        360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
OCCUPANCY              LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
Primary                7,826  344,523,480     9.878   90.65    85.12     96.76     138           215        218       356        356
Non-Owner Occupied       725   28,687,447     9.881    7.55    83.26     95.77     144           207        211       355        355
Unknown                  107    4,701,716     9.896    1.24    85.54     97.04     128           217        221       349        349
Vacant                    45    2,144,218     9.654    0.56    86.53     96.55     110           231        237       347        347
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 5 of 6

UNION PLANTERS 1998-1                                 MORGAN STANLEY DEAN WITTER
PERFORMING                                                         8,703 RECORDS
                                                            BALANCE: 380,056,861
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER OF    AGGREGATE  WEIGHTED                                        REMAINING     STATED             ORIGINAL
                    MORTGAGE    PRINCIPAL   AVERAGE          CURRENT  ORIGINAL          AMORTIZATION  REMAINING  ORIGINAL  AMORTIZED
STATE                  LOANS      BALANCE    COUPON       %      LTV       LTV     AGE          TERM       TERM      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------
Texas                  1,961   88,335,377     9.774   23.24    84.89     97.49     140           213        216       356        356
California               930   52,474,408     9.753   13.81    84.08     95.20     138           216        219       358        358
Florida                  884   41,263,306     9.838   10.86    89.84     97.90     118           235        238       356        356
Arizona                  385   18,972,489     9.756    4.99    81.34     94.99     142           212        216       358        358
Georgia                  322   14,720,714     9.830    3.87    87.85     96.68     128           228        231       359        359
New York                 451   14,416,408    10.517    3.79    82.17     92.79     158           183        187       345        345
Tennessee                284   11,500,873     9.822    3.03    85.06     97.96     135           216        218       353        353
Louisiana                229   10,556,464     9.974    2.78    85.62     95.84     128           226        229       357        357
Illinois                 207   10,467,512    10.086    2.75    89.62     98.40     117           238        242       358        358
Colorado                 201   10,198,369     9.696    2.68    83.02     95.80     140           211        214       355        355
Virginia                 206    9,149,785     9.945    2.41    84.56     97.08     155           200        203       358        358
Minnesota                226    9,048,506     9.512    2.38    76.91     95.67     156           200        202       359        359
New Jersey               242    7,668,441    10.520    2.02    83.35     94.38     164           186        190       354        354
Nebraska                 207    7,041,858     9.856    1.85    81.73     97.82     158           196        199       357        357
Ohio                     223    6,899,729    10.382    1.82    86.06     95.81     138           214        219       357        357
Oklahoma                 159    6,873,688     9.671    1.81    84.79     96.72     132           222        225       358        358
Pennsylvania             253    6,328,328    11.258    1.67    86.57     98.97     158           186        192       350        350
Maryland                 111    5,966,703    10.036    1.57    88.19     98.21     142           212        216       357        357
Kansas                   116    4,525,683     9.904    1.19    84.93     97.77     138           213        217       355        355
North Carolina            96    4,392,854     9.618    1.16    87.93     98.11     130           227        230       359        359
Nevada                    89    4,297,315     9.836    1.13    78.50     94.92     142           206        212       355        355
Missouri                 109    4,135,812    10.074    1.09    87.47     98.64     138           216        219       357        357
Washington               119    4,006,494     9.596    1.05    81.86     97.25     173           179        184       358        358
Alabama                  117    3,629,482    10.028    0.95    79.53     96.78     163           190        193       356        356
Indiana                   73    2,921,955     9.664    0.77    85.35     98.40     115           233        239       355        355
Mississippi               57    2,484,506     9.648    0.65    88.81     97.18     106           248        251       356        356
Arkansas                  64    2,087,803     9.738    0.55    82.57     96.92     147           209        213       360        360
South Carolina            59    2,084,926     9.802    0.55    88.83     98.56     141           211        214       353        353
Michigan                  51    1,715,631    10.472    0.45    85.01     92.47     122           232        236       357        357
Iowa                      38    1,169,563     9.740    0.31    86.10    100.40     155           199        202       357        357
Wisconsin                 27    1,070,178    10.157    0.28    88.77     99.36     147           209        212       359        359
District of Columbia      27    1,019,923    10.876    0.27    81.40     93.77     189           166        171       360        360
Utah                      20      888,767     9.511    0.23    84.78     95.22     121           229        232       353        353
Alaska                    10      796,071     9.853    0.21    84.18     94.01     142           214        217       360        360
New Mexico                15      775,913     9.181    0.20    77.65     93.85     112           219        237       349        349
Kentucky                  21      756,900     9.830    0.20    87.27    101.11     123           218        223       346        346
Connecticut                9      688,028    10.281    0.18    85.53     94.77     124           235        236       360        360
Montana                   16      659,447     9.141    0.17    74.25     88.09     134           220        225       359        359
Oregon                    17      648,160     9.606    0.17    79.03     96.61     130           216        230       360        360
Massachusetts              7      605,043     9.200    0.16    84.65     93.00     107           250        253       360        360
Wyoming                   13      569,094     9.333    0.15    79.20     96.56     164           193        198       360        360
Delaware                   8      351,826     9.343    0.09    94.35    100.30      95           261        265       360        360
Hawaii                     4      341,222     9.237    0.09    42.12    100.00     119           218        224       344        344
Idaho                      8      311,483     9.322    0.08    86.75     97.81     133           221        227       360        360
Maine                      7      296,924     9.339    0.08    92.86    100.38     122           219        220       342        342
South Dakota               6      248,335     9.530    0.07    77.49     96.99     152           205        208       360        360
Rhode Island               2      226,943     9.500    0.06    95.76     98.40      45           315        315       360        360
New Hampshire              3      222,622     9.125    0.06    89.38     94.97     103           256        257       360        360
West Virginia             12      214,269     9.412    0.06    90.69    100.04     188           165        166       354        354
North Dakota               2       30,731    10.322    0.01    59.56    100.00     219           102        102       320        320
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,703  380,056,861     9.877  100.00    85.00     96.69     138           214        218       356        356
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Page 6 of 6